UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 10, 2008

WHITNEY HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Louisiana	0-1026	72-6017893
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

      228 St. Charles Avenue, New Orleans, Louisiana 70130
(Addresses of Principal Executive Offices, including Zip Code)

                (504) 586-7272
(Registrant’s Telephone Number, including Area Code)

___________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 10, 2008, Whitney Holding Corporation issued a news release reporting selected preliminary financial information for the quarter ended June 30, 2008 (the "News Release").  The News Release is attached as exhibit 99.1 to this report and incorporated herein by reference.  The News Release also contains certain information relating to Whitney Holding Corporation’s recently announced acquisition of Parish National Corporation.

Additional Information about This Transaction

Whitney Holding Corporation will file a Registration Statement on Form S-4 regarding its acquisition of Parish National Corporation with the Securities and Exchange Commission (the “SEC”) that will contain a proxy statement/prospectus for the shareholders of Parish National Corporation.  Parish National Corporation will mail the proxy statement/prospectus to its shareholders.  These documents will contain important information about the transaction, and Whitney Holding Corporation and Parish National Corporation encourage you to read these documents when they become available.

You may obtain copies of all other documents filed with, or furnished to, the SEC by Whitney Holding Corporation at the SEC’s website at www.sec.gov.  Copies of these documents may also be obtained from us without charge by directing a written request to Whitney Holding Corporation, P. O. Box 61260, New Orleans, Louisiana 70161, attention:  Mrs. Shirley N. Fremin, Manager, Shareholder Services.

Participants in This Transaction

Whitney Holding Corporation and Parish National Corporation and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Parish National Corporation’s shareholders in connection with this transaction.  Information about persons who may be deemed participants in this transaction will be included in the proxy statement/prospectus.  You can find additional information about Whitney Holding Corporation’s executive officers and directors in Whitney Holding Corporation’s definitive Proxy Statement filed on Schedule 14A with the SEC on March 17, 2008.  Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	News Release, dated July 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITNEY HOLDING CORPORATION

By:	/s/ Thomas L. Callicutt, Jr._______
Thomas L. Callicutt, Jr.
Executive Vice President
and Chief Financial Officer

Date:  July 10, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release, dated July 10, 2008